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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 21, 2004



                             FIDELITY BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                   0-22288             25-1705405
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(State or other jurisdiction         (Commission          (IRS Employer
     of incorporation)               File Number)       Identification No.)



1009 Perry Highway, Pittsburgh, Pennsylvania                 15237
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code: (412) 367-3300
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)


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                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.  Other Events and Regulation FD Disclosure.
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         On April 21, 2004, the Registrant announced that its Board of Directors had declared a quarterly cash dividend of $.12 per share payable on May 28, 2004 to stockholders of record on May 14, 2004 and a 10% stock dividend payable on May 26, 2004 to stockholders of record on May 14, 2004. A copy of the release is filed as Exhibit 99.1 to this report and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
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         (c) Exhibits:

                  99.1     Dividend Release dated April 21, 2004
                  99.2     Earnings Release dated April 21, 2004

Item 12. Results of Operations and Financial Condition.
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         On April 21, 2004,  the  Registrant  reported  earnings for the quarter ended March 31, 2004. A copy of the press release is furnished with this report as Exhibit 99.2 and incorporated herein by reference.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIDELITY BANCORP, INC.



Date: April 22, 2004               By:     /s/Richard G. Spencer
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                                           Richard G. Spencer
                                           President and Chief Executive Officer